                                                                   EXHIBIT 24.1
                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.

                                         /s/   Richard J. Franke
                                     ----------------------------------
                                                 Richard J. Franke



STATE OF ILLINOIS  )
                   ) SS
COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                            /S/  Robin D. Freeman
--------------------------------     ----------------------------------
       "Official Seal"                       Notary Public
       Robin D. Freeman
    Notary Public, State of
           Illinois
  My Commission Expires: 10/31/99
---------------------------------


   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.


                                      /s/  Donald E. Sveen
                                   ----------------------------------
                                            Donald E. Sveen



STATE OF ILLINOIS  )
                   ) SS
COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                          /S/  Robin D. Freeman
                                   ----------------------------------
---------------------------------          Notary Public
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
            Illinois
 My Commission Expires: 10/31/99
---------------------------------

   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.


                                      /s/    Anthony T. Dean
                                   ----------------------------------
                                                Anthony T. Dean


   STATE OF ILLINOIS  )
                      ) SS
   COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                          /S/ Robin D. Freeman
                                   ----------------------------------
---------------------------------             Notary Public
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
           Illinois
My Commission Expires: 10/31/99
---------------------------------

   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.

                                        /s/ Timothy R. Schwertfeger
                                       ----------------------------
                                          Timothy R. Schwertfeger



   STATE OF ILLINOIS  )
                      ) SS
   COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                              /S/ Robin D. Freeman
                                       ----------------------------
                                                  Notary Public
---------------------------------
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
           Illinois
My Commission Expires: 10/31/99
---------------------------------


   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.


                                        /s/  Willard L. Boyd
                                       ---------------------------
                                             Willard L. Boyd



   STATE OF ILLINOIS  )
                      ) SS
   COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                              /S/ Robin D. Freeman
                                       ---------------------------
                                               Notary Public

---------------------------------
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
           Illinois
My Commission Expires: 10/31/99
---------------------------------


   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.


                                        /s/ Andrew I. Douglass
                                       ---------------------------
                                          Andrew I. Douglass



   STATE OF ILLINOIS  )
                      ) SS
   COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                              /S/ Robin D. Freeman
                                       ---------------------------
                                             Notary Public

---------------------------------
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
           Illinois
My Commission Expires: 10/31/99
---------------------------------


   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.


                                        /s/ W. John Driscoll
                                       ---------------------------
                                             W. John Driscoll



   STATE OF ILLINOIS  )
                      ) SS
   COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                              /S/ Robin D. Freeman
                                       ---------------------------
                                                 Notary Public

---------------------------------
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
           Illinois
My Commission Expires: 10/31/99
---------------------------------


   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.


                                        /s/ Duane R. Kullberg
                                       ---------------------------
                                            Duane R. Kullberg



   STATE OF ILLINOIS  )
                      ) SS
   COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                              /S/ Robin D. Freeman
                                       ---------------------------
                                                 Notary Public

---------------------------------
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
           Illinois
My Commission Expires: 10/31/99
---------------------------------


   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.


                                        /s/ Douglas W. Leatherdale
                                       ---------------------------
                                          Douglas W. Leatherdale



   STATE OF ILLINOIS  )
                      ) SS
   COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                              /S/ Robin D. Freeman
                                       ---------------------------
                                               Notary Public

---------------------------------
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
           Illinois
My Commission Expires: 10/31/99
---------------------------------


   My Commission Expires:  October 31, 1999

                            THE JOHN NUVEEN COMPANY


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JAMES J. WESOLOWSKI and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 23rd day of February, 1996.


                                        /s/ Patrick A. Thiele
                                       ---------------------------
                                            Patrick A. Thiele



   STATE OF ILLINOIS  )
                      ) SS
   COUNTY OF COOK     )


   On this 23rd day of February, 1996, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

   (SEAL)                              /S/ Robin D. Freeman
                                       ---------------------------
                                              Notary Public

---------------------------------
        "Official Seal"
        Robin D. Freeman
     Notary Public, State of
           Illinois
My Commission Expires: 10/31/99
---------------------------------


   My Commission Expires:  October 31, 1999